SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUS DATED September 10, 2018

                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                           VARIABLE ANNUITY ACCOUNT SEVEN
   -------------------------------------------------------------------------
                  Polaris Platinum O-Series Variable Annuity

   -------------------------------------------------------------------------

         THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                           FS VARIABLE SEPARATE ACCOUNT
   -------------------------------------------------------------------------
                  Polaris Platinum O-Series Variable Annuity


Effective on or about December 17, 2018, the following changes are being made to the prospectus regarding the below underlying portfolios:

                    SA VCP Dynamic Allocation Portfolio
The second paragraph under SA VCP Dynamic Allocation Portfolio in the INVESTMENT OPTIONS section of the prospectus is replaced with the following:

The Dynamic Allocation Portfolio has a managed volatility strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees like the living and death benefits. This risk management strategy could limit the upside participation in strong, increasing markets as compared to a portfolio without such a strategy. Please see the SunAmerica Series Trust prospectus and Statement of Additional Information for details.

            SA Franklin Small Company Value Portfolio
The portfolio manager for the SA Franklin Small Company Value Portfolio changed from Franklin Advisory Services, LLC to Franklin Mutual
Advisers, LLC. Accordingly, all references in the prospectus to the "Franklin Advisory Services, LLC" are replaced with "Franklin Mutual Advisers, LLC."


Dated: December 17, 2018

          Please keep this supplement with your prospectus.